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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 2003, PROVIDING FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-5)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-104020               33-0727357
           --------                  ----------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

3 Ada
Irvine, California                                              92618
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100

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                                       -2-


Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On July 23, 2003, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2003-5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2003 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

         On July 29, 2003, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $186,187,317.18 with funds on deposit in the Group I Pre-Funding Account (the "Group I Pre-Funding Account") and the Group II Pre-Funding Account (the "Group II Pre-Funding Account," together with the Group I Pre-Funding Account, the "Pre-Funding Accounts") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to Subsequent Transfer Instrument, dated July 29, 2003, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the end of the Funding Period, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $425,132,317 and of Group II Mortgage Loans having an aggregate principal balance of approximately $324,867,775.

         As more fully described above, on July 29, 2003, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date.




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                                       -3-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits



         Exhibit No.               Description
         -----------               -----------

         4.2 Subsequent Transfer Instrument, dated as of July 29, 2003, respectively between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank Minnesota, National Association, as trustee.

         99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Loan Trust 2003-5, Asset-Backed Certificates, Series 2003-5.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: July 29, 2003

                                                OPTION ONE MORTGAGE ACCEPTANCE
                                                CORPORATION


                                                By: /s/ David S. Wells
                                                    --------------------------
                                                Name:   David S. Wells
                                                Title:  Vice President





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                                Index to Exhibits
                                -----------------



                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              -----------                                    -------------
           4.2            Subsequent Transfer Instruments, dated as July
                          29, 2003, respectively between Option One
                          Mortgage Acceptance Corporation as seller and
                          Wells Fargo Bank Minnesota, National
                          Association, as trustee.

           99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Acceptance Corporation,
                          Asset-Backed Certificates, Series 2003-5.






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                                   Exhibit 4.2

                                [Filed By Paper]